BED BATH & BEYOND April 14, 2021

BED BATH & BEYOND 2 This presentation contains forward-looking statements within the meaning of Section 21 E of the Securities Exchange Act of 1934 including, but not limited to, the Company’s progress and anticipated progress towards its long-term objectives, as well as more generally the status of its future liquidity and financial condition and its outlook for the Company’s fiscal 2021 first quarter and for its 2021 fiscal year. Many of these forward-looking statements can be identified by use of words such as may, will, expect, anticipate, approximate, estimate, assume, continue, model, project, plan, goal, preliminary, and similar words and phrases, although the absence of those words does not necessarily mean that statements are not forward-looking. The Company’s actual results and future financial condition may differ materially from those expressed in any such forward-looking statements as a result of many factors. Such factors include, without limitation: general economic conditions including the housing market, a challenging overall macroeconomic environment and related changes in the retailing environment; risks associated with the COVID-19 pandemic and the governmental responses to it, including its impacts across the Company’s businesses on demand and operations, as well as on the operations of the Company’s suppliers and other business partners, and the effectiveness of the Company’s actions taken in response to these risks; consumer preferences, spending habits and adoption of new technologies; demographics and other macroeconomic factors that may impact the level of spending for the types of merchandise sold by the Company; civil disturbances and terrorist acts; unusual weather patterns and natural disasters; competition from existing and potential competitors across all channels; pricing pressures; liquidity; the ability to achieve anticipated cost savings, and to not exceed anticipated costs, associated with organizational changes and investments, including the Company’s strategic restructuring program and store network optimization strategies; the ability to attract and retain qualified employees in all areas of the organization; the cost of labor, merchandise and other costs and expenses; potential supply chain disruption due to trade restrictions, and other factors such as natural disasters, pandemics, including the COVID-19 pandemic, political instability, labor disturbances, product recalls, financial or operational instability of suppliers or carriers, and other items; the ability to find suitable locations at acceptable occupancy costs and other terms to support the Company’s plans for new stores; the ability to establish and profitably maintain the appropriate mix of digital and physical presence in the markets it serves; the ability to assess and implement technologies in support of the Company’s development of its omnichannel capabilities; the ability to effectively and timely adjust the Company’s plans in the face of the rapidly changing retail and economic environment, including in response to the COVID-19 pandemic; uncertainty in financial markets; volatility in the price of the Company’s common stock and its effect, and the effect of other factors, including the COVID-19 pandemic, on the Company’s capital allocation strategy; risks associated with the ability to achieve a successful outcome for the Company’s business concepts and to otherwise achieve its business strategies; the impact of intangible asset and other impairments; disruptions to the Company’s information technology systems, including but not limited to security breaches of systems protecting consumer and employee information or other types of cybercrimes or cybersecurity attacks; reputational risk arising from challenges to the Company’s or a third party product or service supplier’s compliance with various laws, regulations or standards, including those related to labor, health, safety, privacy or the environment; reputational risk arising from third-party merchandise or service vendor performance in direct home delivery or assembly of product for customers; changes to statutory, regulatory and legal requirements, including without limitation proposed changes affecting international trade; changes to, or new, tax laws or interpretation of existing tax laws; new, or developments in existing, litigation, claims or assessments; changes to, or new, accounting standards; and foreign currency exchange rate fluctuations. Except as required by law, the Company does not undertake any obligation to update its forward-looking statements.

BED BATH & BEYOND 3 1) FY2020 Recap, Q4 Highlights & FY2021 Outlook 2) Q4 Business & Financial Results 3) Commercial Update 4) Operations Update 5) Appendix

4BED BATH & BEYOND

FISCAL 2020 HIGHLIGHTS

fiscal 2020: a year of fast-paced transformation enhances strategic position for sustained success

Unlocked our Digital-First, Omni-Always Potential

- **>$3bn** of digital sales
- **10.6mn** new digital customers; **+95%** vs FY19
- **>1bn** visits; **30% increase** in conversion vs FY19
- **>3.3mn** app downloads
- **4.5mn** customers placed a BOPIS order; BOPIS represented **14%** of digital sales
- **34%** of customers placed 2+ digital orders

Strengthened our Financial Performance

- **3 consecutive** quarters of comp sales growth
- Pivoted to sustained gross margin expansion
- **>$600mn** in proceeds generated from portfolio rationalization; sold **5** non-core banners
- **~$1bn** gross debt reduction
- **$422mn**, or **20%** inventory reduction
- **$2.1bn** total liquidity position
- **$375mn** of capital returned to shareholders through accelerated share repurchases

Established a World Class Team

- Strengthened executive team with new leaders in Merchandising, Marketing, Digital, Stores, Operations, Finance, Legal and Human Resources
- New industry-leading partners: Google Cloud, Deloitte, Oracle, Shipt and Instacart

Cared for our Associates, Customers & Communities

- Launched Comprehensive Store Safety Plan to protect our **38,000** associates and **37mn** customers
- Delivered **$10mn** Bringing Home Everywhere donation program to support communities in need

BED BATH & BEYOND 5

FISCAL 2020 Q4 HIGHLIGHTS

Q4: third consecutive quarter of comparable sales & profit growth; strong operating and financial performance

Consistently Executing on Transformation Strategy

- ✓ 3rd Consecutive Quarter of Comp Sales Growth
  - **+4%** Total Enterprise
  - **+6%** Bed Bath & Beyond (BBB) banner[1]
- ✓ Digital comp sales drive quarterly performance
  - **+86%** Total Enterprise; +**99%** BBB banner[1]
  - **3.1mn** new digital customers**; +96%** vs FY 19 Q4
  - **2mn** customers placed a BOPIS order; BOPIS represented **17%** of digital sales
- ✓ **32.8%** Adjusted Gross Margin, **+20bps** vs FY19 Q4, offsetting impact of industrywide freight challenges and digital growth
- ✓ **6.4%** Adjusted EBITDA Margin, +**160bps** vs FY19 Q4, reflecting a healthier and more profitable core business

Strengthening Financial Resilience

- ✓ **$76mn** in Operating Cash Flow from working capital improvements. Free Cash Flow of **$62mn**
- ✓ Strong cash and liquidity balances
  - **$1.4bn** Cash & Investments
  - **$2.1bn** Total Liquidity[3]
- ✓ **$422mn** reduction in Inventory, **20%** lower vs FY19 Q4, driven, in part, by banner divestitures and store fleet optimization
- ✓ **~$1bn** reduction in Gross Debt[4], including reduction in operating and finance lease liabilities and reduction in debt mostly from bond tender offers

Unlocking Shareholder Value

- ✓ 5th non-core banner divestiture completed (Cost Plus World Market)
- ✓ **$375mn** in capital return to shareholders
  - **2** accelerated share repurchase programs (ASR-1 $225mn complete, ASR-2 $150mn to be completed week of 4/19/21)
  - **~16mn** total shares repurchased at an estimated average price of **$23** per share, representing **~13%** of shares outstanding

Note: Adj. EBITDA, and adj. gross margin are non-GAAP financial measures. For a reconciliation to comparable GAAP measures, see Appendix of this presentation.

(1) Bed Bath & Beyond is among the Company's four core banners.
(2) Free Cash Flow is a non-GAAP financial measure. Free Cash Flow of $62mn includes cash flow provided from operations of $76mn less cash flow used in investing of $14mn, inclusive of $66mn of CAPEX.
(3) Total Liquidity includes cash & investments and the Company's asset-based revolving credit facility.
(4) Gross Debt includes bonds, borrowings under the Company's asset-based revolving credit facility, and operating and finance lease liabilities

BED BATH & BEYOND
6

FISCAL 2021 OUTLOOK

fiscal 2021: robust foundation to successfully execute 3-year growth plan; reaffirming sales & adjusted ebitda outlook; increasing shareholder returns

Reaffirming Full-Year Outlook

		FISCAL 2021	REAFFIRM
P&L	Sales	$8.0bn-$8.2bn	√
	Comp Sales	"Recapture and Sustain"	√
	Adj. Gross Margin	approx. 35%	√
	Adj. SG&A (% of sales)	approx. 31%	√
	Adj. EBITDA	$500mn-$525mn	√
CAPITAL ALLOCATION	CAPEX	approx. $400mn	√
	Gross Debt-to-EBITDA Ratio	Faster improvement **to <3.0x**	improved
	Share Repurchase	**$325mn** from $300mn	improved

Unlocking Shareholder Value

3 YR Share Repurchase Authorization

Increased to $1bn

Providing Q1 Visibility

- FY21 Q1 sales will be non-comparable due to COVID-related store closures in FY 20 Q1.
- Excluding impact from divested businesses in both periods, sales of Core Go-Forward banners[1] expected to be much higher by approximately +65 - 70% vs FY 20 Q1.
- Reported Net Sales expected to increase by over 40% vs FY20 Q1 when vast majority of stores were closed due to COVID-19, in spite of non-core banner divestitures.
- Expect adj. Gross Margin to be in the 34% range.
- Expect adj. EBITDA to be between $80 - $90mn.

Note: Adj. EBITDA, and adj. gross margin are non-GAAP financial measures. For a reconciliation to comparable GAAP measures, see Appendix of this presentation.

BED BATH & BEYOND

(1) Core Go-Forward banners include Bed Bath & Beyond, buybuy BABY, Harmon Face Values and Decorist. See Appendix of this presentation for more details on Core Go-Forward banner sales by quarter.

7

BED BATH & BEYOND 8 Fiscal 2021 Key Strategic Initiatives • Launch at least 8 Owned Brands • Introduce new digital services • Upgrade and remodel Bed Bath & Beyond banner stores • Modernize technology platforms and reinvent supply chain operations • Further strengthen buybuy BABY and Harmon Face Values banners

9BED BATH & BEYOND

Q4 BUSINESS & FINANCIAL RESULTS

executing on strategy, delivering consistent sales and EBITDA growth

Third Consecutive Quarter of Comp Sales Growth

Total Enterprise Comp

+4% vs LY

BBB Banner Comp

+6% vs LY

Total Enterprise Digital Comp

+86% vs LY

BBB Banner Digital Comp

+99% vs LY

Consistent Gross Margin & EBITDA Margin Growth

Adj. Gross Margin


32.6%
32.8%
+20bps vs LY
FY19 Q4
FY20 Q4

Adj. EBITDA Margin


4.8%
6.4%
+160bps vs LY
FY19 Q4
FY20 Q4

Note: Adj. EBITDA, and adj. gross margin are non-GAAP financial measures. For a reconciliation to comparable GAAP measures, see Appendix of this presentation.

BED BATH & BEYOND
10

BED BATH & BEYOND 11 Positive Cash Flow Generation Balance Sheet Strengthened / Return of Capital to Shareholders (1) Free Cash Flow is a non-GAAP financial measure. Free Cash Flow of $62mn includes cash flow provided from operations of $76mn less cash flow used in investing of $14mn, inclusive of $66mn of CAPEX. (2) Total Liquidity includes cash & investments and availability from asset-backed lending credit facility. (3) Estimated. Cash & Investments of $1.4bn Free Cash Flow1 of $62mn Strong Liquidity2 of $2.1bn FY 2020 $375mn in share repurchase ▪ ~16mn shares ▪ ~13% of S/O ▪ $23 avg. price/share3 Inventory Reduction of 20% vs LY

Q4 BUSINESS & FINANCIAL RESULTS

transformation and execution unlocking strong shareholder value

Consistent Comparable Sales Growth

- ✓ **4%** total enterprise Comp Sales growth; 6% Bed Bath & Beyond banner[1] growth; 3rd **consecutive quarter of Comp Sales growth**
- ✓ **86%** total enterprise Digital Comp Sales growth; 99% digital growth in Bed Bath & Beyond banner[1]; **digital drives quarterly performance**
- ✓ **41%** of total Digital Sales fulfilled by stores, including 17% from BOPIS; **new omni-always capabilities gaining traction**

Adj. Gross Margin & Adj. EBITDA

- ✓ **20 bps** increase in Adj. Gross Margin vs LY, led by **optimized markdowns / product promo and product mix,** partially offset by channel mix and substantial industry-wide freight rate increases
- ✓ **$190mn, 20%** reduction in SG&A expenses **from cost savings efforts**
- ✓ **13%** increase in Adj. EBITDA Margin vs LY to **$168mn,** led by **SG&A cost leverage / expense reductions**

Positive Cash Flow Generation

- ✓ **$62mn** in free cash flow[2], **primarily from earnings and working capital improvements**
- ✓ **$422mn (20%)** lower Inventory vs Q4 LY, **driven in part by banner divestitures and store fleet optimization**

Stronger Capital Structure

- ✓ **$0.2bn strong Net Cash surplus position**: $1.4bn in Cash and Equivalents less $1.2bn in bonds
- ✓ **$2.1bn** in Total Liquidity[3]

Fast-Paced Transformation

- ✓ **5th non-core banner divestiture complete** (Cost Plus World Market[4]); proceeds from all FY20 divestitures **>$600mn**
- ✓ **144** Bed Bath & Beyond banner store closures in FY20 as part of **store network optimization plans to close ~200 stores by the end of FY21;** will result in significant reshape of sales base and store footprint

Note: Adj. EBITDA, and adj. gross margin are non-GAAP financial measures. For a reconciliation to comparable GAAP measures, see Appendix of this presentation.

(1) Bed Bath & Beyond is among the Company's four core banners.
(2) Free Cash Flow of $62mn includes cash flow provided from operations of $76mn less cash flow used in investing of $14mn, inclusive of $66mn of CAPEX.
(3) Total Liquidity includes cash & investments and the Company's asset-based revolving credit facility.
(4) Announced completion of CPWM sale on 1/19/21.

BED BATH & BEYOND
12

Q4 BUSINESS & FINANCIAL RESULTS

Q4 key performance metrics

- **Comparable Sales increase 4%** in total enterprise; **+6%** in Bed Bath & Beyond (BBB) banner[1]
- **Digital drives Q4 performance**, with strong total enterprise growth **+86%; +99%** in BBB
- **Net sales change of -16% as expected, due to significant portfolio transformation**, including:
  - Non-core banner divestiture unfavorable impact of approx. **-12%**
  - Excluding divestiture impacts, Net Sales of Core banners declined **-3%**, primarily due to **-8%** unfavorable impact from store closure activity related to the Company's network optimization program
- **Adj. Gross Margin of 32.8%**, driven primarily by:
  - Optimization of promotion & markdowns
  - Favorable product mix
  - Leverage of distribution and fulfillment costs
  - Partially offset by higher digital channel mix, including substantial industry-wide freight rate increases
- **SG&A expenses decreased $190mn,** driven primarily by reductions from the non-core banner divestitures, lower occupancy expense on a smaller base of stores and lower marketing expense.
- **Adj. EBITDA increased 13%, to $168mn,** primarily due to SG&A cost leverage/expense reductions

	FY2019 Q4	FY2020 Q4	Diff
Net Sales	$3,107mn	**$2,619mn**	(16%)
Total Enterprise Comp Sales			+4%
Bed Bath & Beyond Banner Comp Sales[1]			+6%
Adj. Gross Margin	32.6%	**32.8%**	+20bps
Adj. SG&A	$953mn	**$763mn**	($190mn)
Adj. Net Income	$47mn	**$47mn**	$0
Adj. EBITDA	$148mn	**$168mn**	+13%
Adj. EBITDA Margin	4.8%	**6.4%**	+160bps
Adj. EPS - Diluted	$0.38	**$0.40**	+0.02

Note: Adj. EBITDA, and adj. gross margin are non-GAAP financial measures. For a reconciliation to comparable GAAP measures, see Appendix of this presentation.

(1) Bed Bath & Beyond is among the Company's four core banners which also include buybuy BABY, Harmon Face Values and Decorist.

BED BATH & BEYOND

13

Q4 BUSINESS & FINANCIAL RESULTS

Q4 comp sales growth trends

- 3rd consecutive quarter of comparable sales **growth led by strong digital comp** sales in both Total Enterprise and Bed Bath & Beyond (BBB) banner[1] offsetting sales decline in stores
- **BBB comp sales were positive each month of the quarter,** with high-single-digit growth in January and February combined, despite industrywide impacts from severe weather during February
- **Sales strength continued in Q4,** in spite of COVID-related headwinds reflected broadly across retail landscape in lower store foot traffic trends and shipping capacity constraints
- **Positive sales momentum has continued** into early FY21 Q1

Positive comparable sales

	Q4
Total Enterprise Comps	4% ↑
Bed Bath & Beyond Banner	6% ↑
Digital Comps	86% ↑
Bed Bath & Beyond Digital Comps	99% ↑

Percentage of digital sales increased in FY 20 Q4


22% in
FY19 Q4
40%
60%
78% in
FY19 Q4
Digital Penetration
Stores Penetration

(1) Bed Bath & Beyond is among the Company's four core banners which also include buybuy BABY, Harmon Face Values and Decorist.

BED BATH & BEYOND
14

BED BATH & BEYOND 15 • Total Enterprise Comparable sales growth +4% • As expected, Total Enterprise Net Sales declined -16% reflecting: ▪ Approx. -12% unfavorable impact from non-core banner divestitures ▪ Excluding impact from divestitures, Core banner1 Net Sales declined approx. -3%, ▪ Approx. -8% unfavorable impact on Core banner Net Sales from planned store closure activity FY20 Q4 Reported Net Sales Non-Core Banner Divestiture Impact Impact From Store Closures FY20 Q4 Comp Sales Note: numbers may not add due to rounding -16% -12% Excluding Impact From Divestitures -3% -8% +4% FY 20 Q4 – net sales to comparable sales bridge (1) Core banners include Bed Bath & Beyond, buybuy BABY, Harmon Face Values and Decorist. Core Banner1 Net Sales

BED BATH & BEYOND 16 • Adj. Gross Margin of 32.8% vs 32.6% LY, driven primarily by: ‐ Optimization of promotion & markdowns ‐ Favorable product mix ‐ Leverage of distribution and fulfillment costs ‐ Partially offset by higher digital channel mix, including substantial industry-wide freight rate increases 90bps FY19 Q4 vs FY20 Q4 – gross margin bridge 190bps +20bps 32.6% 60bps FY19 Q4 Adj. Gross Margin Leverage of Distribution/ Fulfillment Costs DTC Shipping Expense Product Mix Promotion & Markdown Mgt FY20 Q4 Adj. Gross Margin (170bps) (150bps) Channel Mix 32.8% Note: Adj. EBITDA, and adj. gross margin are non-GAAP financial measures. For a reconciliation to comparable GAAP measures, see Appendix of this presentation.

BED BATH & BEYOND 17 (1) Cash Flow from Investing includes $52mn related to sale of Cost Plus World Market (non-core asset); inclusive of $66mn of CAPEX. (2) Free Cash Flow is a non-GAAP financial measure. Free Cash Flow of $62mn includes cash flow provided from operations of $76mn less cash flow used in investing of $14mn, inclusive of $66mn of CAPEX. FY20 Q3 vs FY20 Q4 – total cash balance Cash Flow from Operations Cash Flow used in Investing 1 Post FY20 Q3 Total Cash & Investments Cash Flow from Financing 2 $1.4bn $76mn ($14mn) ($150mn) $1.5bn Cash and cash equivalents ASR-2 $62mn Positive Free Cash Flow Solid Free Cash Flow in Q4: • $76mn of Cash Flow provided by Operations from working capital improvement • $14mn of Cash Flow used in Investing1, driven by proceeds from the sale of Cost Plus World Market (non-core asset); inclusive of $66mn of CAPEX • $62mn of positive Free Cash Flow2 Maintained strong cash position • $1.4bn cash & cash equivalents balance, including $150mn initiation of ASR-2 in January 2021 FY20 Q4 – positive cash flow generation Post FY20 Q4 Total Cash & Investments ($mns) FY2020 Q4 Cash Flow from Operating Activities $76 Cash Flow from Investing Activities ($14) Free Cash Flow Generation $62 Cash Flow from Financing Activities ($150)

BED BATH & BEYOND 18 $0.2bn $0.2bn $0.2bn $1.9bn $1.5bn $0.2bn FY20 Q4 Gross Debt Balance ex Op Leases1 FY20 Q4 – positive net cash position FY20 Q4 Net Cash Balance FY20 Q4 Cash Balance Cash & Investments $1.2bn • Positive net cash position of $0.2bn, with $1.4bn cash & cash equivalents balance, less $1.2bn in bond debt • Strong total liquidity2 position of $2.1bn • Prior actions to reduce gross debt1 balance: ‐ Reduction in operating and finance lease liabilities (~$0.5bn) in Q3 from non-core banner divestitures and store closures ‐ Reduction in debt (~$0.5bn) in Q2 from bond tender offers, revolver/ABL borrowings $1.4bn Senior Notes $0.2bn (1) Gross Debt includes bonds, borrowings under the Company’s asset-based revolving credit facility and operating and finance lease liabilities (2) Total Liquidity includes cash & investments and the Company’s asset-based revolving credit facility. FY20 Q4 Total Liquidity2 $1.4bn $2.1bn ABL $0.7bn

BED BATH & BEYOND 19 Capital Allocation Principles ✓ Investing for growth and transformation ✓ Ensuring financial resilience ✓ Returning cash to shareholders FY 2020 Share Repurchase Activity ➢ $375mn in Accelerated Share Repurchase Programs • ~16mn shares repurchased, representing 13% of shares outstanding and estimated average price of $23/share Future Share Repurchase Activity ➢ Increasing 3-year authorization to $1bn from $825mn ➢ Increasing share repurchases planned for FY 2021 to $325mn from $300mn

20BED BATH & BEYOND

COMMERICAL UPDATE

investments in digital fuel strong performance

Fourth Quarter Digital Highlights

- **+86%** Total Enterprise digital comp sales growth in FY20 Q4; 4th consecutive quarter of >75% growth
- **3.1mn** new digital customers, **+96%** FY19 Q4
- **310mn** visits to our digital channels (up >50%), including **162mn** unique visitors; **+30%** increase in conversion rate FY19 Q4
- **22%** of customers placed 1+ online order vs **~17%** in FY19 Q4
- **>21mn** launches of Bed Bath & Beyond mobile app; revenue from mobile more than doubled versus FY19 Q4
- **2mn** customers placed a BOPIS order; BOPIS represented **17%** of digital sales; >80% of BOPIS orders were ready within 2 hours; high NPS score of **81**
- **>220,000** Same Day Delivery orders (service was launched in Q3); 78% of orders from Bed Bath & Beyond.com

Full-Year Digital Highlights

- Digital sales surpass **$3B**
- **10.6mn** new digital customers, **+95%**
- **>1bn** visits to our digital channels
- **>3mn** downloads of our mobile apps
- **34%** of customers placed 2+ online orders; conversion rate +**30%**
- **4.5mn** customers placed a BOPIS order; BOPIS represented **14%** of digital sales



BED BATH & BEYOND

21

BED BATH & BEYOND 22 • Store refreshes across the Bed Bath & Beyond chain create a welcoming and inspirational environment and include: ▪ Resetting merchandise assortment by room, instead of category, to make it easier to shop and find products ▪ More open aisle space and better site lines ▪ New store signage to clearly communicate value and price;

COMMERCIAL UPDATE

Bed Bath & Beyond banner[1] delivers solid comp sales growth

- **Solid comp sales growth of +6%,** led by strong digital growth +99% and higher sales in Top 5 destination categories
- **+12% comp sales growth in Top 5 destination categories** (combined), representing ~2/3 of Bed Bath & Beyond banner sales

Top 5 Destination Categories	Comp Sales Growth	% of Net Sales
Home Organization	17%	6%
Kitchen Food Prep	16%	23%
Indoor Décor	16%	9%
Bedding	11%	17%
Bath*	-1%	7%
Total Comp Sales Growth (combined)	12%	63%
Total Bed Bath & Beyond Banner	6%	100%

*Bath category impacted in FY20 Q4 by a planned assortment transition in preparation for the launch of Owned Brands, which resulted in higher category markdowns and temporary out-of-stocks.



(1) Bed Bath & Beyond is among the Company's four core banners which also include buybuy BABY, Harmon Face Values and Decorist.

BED BATH & BEYOND
23

COMMERICAL UPDATE

owned brands: biggest assortment change in a generation

- Plans to introduce at least **8** new Owned Brands in FY21, with **6** launches in first six months, including **3** in FY21 Q1
- Assortment will include **1000's** of new products across key destination categories including bed, bath, kitchen & dining, storage & organization, and home décor – available only at Bed Bath & Beyond
- Owned Brands are expected to drive growth and build authority while creating differentiation and preference with customers and in the marketplace
- Sales penetration expected to grow from ~10% to **~30%** our Bed Bath & Beyond assortment within the first 3 years, and gross margin improvement to be driven by strategically designing to cost, sourcing at scale and providing great everyday value
- A robust omnichannel marketing and customer engagement plan that has already reached **millions** of customers online and in store, including social media, print, email, registry and text notifications

Launched March 22, 2021

nestwell
everyday comfort

Launching week of April 19, 2021

haven
Escape the noise

Launching in May 2021

Simply Essential.

BED BATH & BEYOND

24

BED BATH & BEYOND 25

BED BATH & BEYOND 26

BED BATH & BEYOND 27

BED BATH & BEYOND 28 • >$1bn in net sales in FY20 • +52% growth in digital in FY20 Q4; returning to positive comp sales growth • 0.6mn new online customers in FY20 Q4; 2.5mn new online customers in FY20, +45% • 51mn visits to digital channels, >+40%, including 24mn unique visitors; conversion rate +8% • 19% of US customers placed more than 2 digital orders vs. 15% in FY19 Q4 • 150,000 downloads of mobile app in FY20 Q4; >60% of BABY digital sales were from mobile channel • >200,000 customers placed a BOPIS order in FY20 Q4, driving penetration to 14% of digital sales

BED BATH & BEYOND drive trial and win at the point of decision drive brand love (desire) and create loyalty beyond reason delight customers with our brand & product experience to drive loyalty We build trust with parents by supporting them with what they need next, so families can celebrate every milestone––big and small––together

30BED BATH & BEYOND

BED BATH & BEYOND 31 • Proof of concept store remodels completed in Houston market during February 2021 • Plans to remodel approx. 130 to 150 stores (across US/Canada) in FY 2021, including 26 stores during Q1 • ~$250mn in expected CAPEX investments over the next 3 years to remodel approximately 450 Bed Bath & Beyond stores

BED BATH & BEYOND 32 Flexibility, agility and scalability to meet business needs Increased digital capabilities More efficient technology operations Speed to market Shift spend towards innovation Improved return on technology investment Infrastructure Current ▪ Siloed in systems ▪ Poor quality of data ▪ Lack of visibility to data where/when required ▪ Lack of timeliness ▪ Unreliable, aged, legacy tech ▪ Capital intensive ▪ Fixed capacity ▪ Long lead times ▪ Request driven & manually intensive ▪ Siloed IT functions ▪ Operational challenges and focused on SLAs ▪ Skills confined to old technology ▪ Legacy architectures ▪ App proliferation ▪ Legacy apps constrain innovation and increase risk ▪ Disparate applications and data siloes Transformed ▪ Data integrated on cloud platform ▪ Readily available for analytics insights and decision making ▪ Timely decision making ▪ Enablement of strategic programs ▪ Cloud based ▪ Consumption driven spend ▪ Scalable capacity ▪ Rapid provisioning ▪ Self-service/automated ▪ Teaming & collaboration ▪ Focused on agility & business impact ▪ Access to new technology & skill growth ▪ Cloud native app dev ▪ Modernized app portfolio ▪ Enabling business strategy, innovation and speed to market ▪ Harmonized and integrated applications Data & Analytics Technology Operating Model Applications Value Delivered

33BED BATH & BEYOND

BED BATH & BEYOND 34 (1) Free Cash Flow is a non-GAAP financial measure. Free Cash Flow of $62mn includes cash flow provided from operations of $76mn less cash flow used in investing of $14mn, inclusive of $66mn of CAPEX. Note: Adj. EBITDA, and adj. gross margin are non-GAAP financial measures. For a reconciliation to comparable GAAP measures, see Appendix of this presentation.

BED BATH & BEYOND 35 Digital-first, omni-always strategy building foundation for long-term sustainable growth2 Authority in Home, Baby, Beauty & Wellness markets1 Strong balance sheet with positive cash flow generation and gross debt reductions5 Initiatives in place to drive customer loyalty with margin accretive and differentiated Owned Brands, and elevated omnichannel shopping experience 4 Positive comparable sales momentum fueled by digital and healthier core business, post divestitures and rationalized store footprint3 New management team with extensive retail transformation expertise 6

36BED BATH & BEYOND APRIL 13, 2021

BED BATH & BEYOND 37 • The following table shows a quarterly summary of the Company’s fiscal 2019 and 2020 net sales on both a Reported GAAP basis and on a Core Go-Forward basis, which excludes sales from divested banners. • The Company is providing this additional transparency to help analysts and investors gain further perspective on the Company’s recent portfolio transformation and the quarterly comparisons of the Core Go-Forward banner, which include Bed Bath & Beyond, buybuy BABY, Harmon Face Values and Decorist. Note: numbers may not add due to rounding (in millions) Q1 Q2 Q3 Q4 Full Yr Q1 Q2 Q3 Q4 Full Yr NET SALES Reported $2,573 $2,719 $2,759 $3,107 $11,159 $1,307 $2,688 $2,618 $2,619 $9,233 Core Go-Forward 2,080 2,263 2,191 2,471 9,006 1,128 2,239 2,186 2,390 7,943 FY19 FY20

BED BATH & BEYOND 38

BED BATH & BEYOND 39

BED BATH & BEYOND 40

BED BATH & BEYOND 41